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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 2005


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)
            001-13255                                         43-1781797
            ---------                                         ----------
           (COMMISSION                                      (IRS EMPLOYER
           FILE NUMBER)                                   IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.  REGULATION FD DISCLOSURE

         On November 28, 2005, Solutia Inc. ("Solutia") issued a press release announcing that it has reached an agreement with Vitro Plan, S.A. de C.V. ("Vitro") to purchase Vitro's 51 percent stake in its joint venture with Solutia, known as Quimica M, S.A. de C.V. ("Quimica"). The purchase would make Solutia the sole owner of Quimica. This purchase and the related transactions are subject to bankruptcy court approval, the approval of the parties' respective boards of directors, and the Mexican Trade Commission. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

Exhibit Number             Description
--------------             -----------

         99.1 November 28, 2005 Press Release announcing that Solutia Inc. has reached an agreement with Vitro Plan, S.A. de C.V. to purchase Vitro's 51 percent stake in its joint venture with Solutia, known as Quimica M, S.A. de C.V.





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                          SOLUTIA INC.
                                          --------------------------------------
                                          (Registrant)


                                          /s/ Rosemary L. Klein
                                          ---------------------------
                                          Senior Vice President, General Counsel
                                          and Secretary


DATE: NOVEMBER 28, 2005